Investor Presentation February 26, 2020

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those a nticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted gross profit, adjusted operating income, adjusted net income, and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to gross profit, operating income, net income or earnings per share as indicators of operating performance (as de termined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Hostess Brands believes that these Non- GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2

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Celebrating 100 Years of Delighting Consumers Iconic Brands #1 Market Share 2019 Annual Net Revenue in Subcategory $908 million 18.8% Market Share 2019 Annual Adjusted EBITDA Continuous Innovation $205 million to Drive Growth Efficient Manufacturing & 2019 Annual Operating Cash Flow Distribution Model $144 million Proven Scalable Platform Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Market Share for the Company within the Sweet Baked Goods (“SBG”) category per Nielsen U.S. total universe, 52 weeks ending December 28, 2019. 4

Achieved Significant Strategic Objectives While Driving Sustainable Growth ▪ Net Revenue up 8.7%, excluding the In-Store Bakery (“ISB”) business sold in 2019, well ahead of the SBG Category Financial Results ▪ Grew market share by 75 bps, driven by Hostess branded market share growth of 69 bps Reflecting ▪ Expanded adjusted gross margins by 139 bps Meaningful Growth ▪ Increased adjusted EBITDA by 10% to $205 million, within top quartile of February 2019 guidance (adjusted for sale of ISB) ▪ Generated operating cash flows of $144 million reducing leverage to 3.4x from 4.5x ▪ Implemented operational enhancements to drive significant profitability improvement of Cloverhill Business ▪ Completed strategic changes to portfolio through disposition of ISB business and acquisition of Voortman Cookies Transformative Operational ▪ Executed transition of distribution capabilities to Kansas expanding capabilities and capacity for growth Accomplishments ▪ Advanced capabilities through enhanced tools and data analytics and addition of key talent to improve performance ▪ Invested in marketing and innovation including the celebration of Hostess’ 100th anniversary with the Birthday Cupcake 5

We delight consumers and build iconic brands supported by our core competencies Strong Continuous to drive profitable growth Brand Equity Innovation Strengthening our core Hostess brand and expanding Core into adjacent categories through innovation and Significant strong partnerships with our customers Cash Flow Competencies Low Cost Model Leveraging our highly efficient and profitable business model Collaborative Customer Partnerships Executing strategic acquisitions to accelerate growth while effectively managing our capital structure 6 increase in % of U.S. adults % snacking frequency 1 95 snack daily 21 in 2018 vs. 20171 Growth projected 1/3 of growing $ in snack market, snacking occasions 30B from 2018-20223 are in the morning2 ($150B-$180B) 1. Mintel Snacking Motivations and Attitudes, January 2019 2. Hostess snacking needstates, Oct. 2019 3. Market sizing from NPD, Mintel, IRI 7

Consistent Point-of-Sale and Market Share Growth in the Sweet Baked Goods Category 18.8% $1.3 18.0% $1.2 17.0% $1.1 16.3% $1.1 2016 2017 2018 2019 2016 2017 2018 2019 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 12/31//16, 12/30/17, 12/29/2018 & 12/28/19. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 8

Growth Across Multiple Channels POS Change 5.2% 2.2% 4.3% 12.5% 62.8% (1.0%) 6.5% $600 $500 $1.2B $1.3B $400 $300 (In (In Millions) POS Dollars POS $200 $100 $0 Convenience Grocery Mass Dollar Club Drug Total Hostess 52 WE 12/29/2018 52 WE 12/28/2019 Market Share 23.9% 13.4% 15.8% 23.2% 23.1% 41.8% 18.8% Market Share Change (bps) 108 14 (9) 94 859 (166) 80 Point of sale and market share data changes for the 52 weeks ended 12/28/19 as compared to the comparable period in the prior year. 9

Continued Industry-Leading Results (in millions) % 6.7 9.9% $907.7 Growth Growth $204.7 $850.4 $186.2 2018 2019 2018 2019 8.7% Growth 11.4% Growth excluding ISB excluding ISB Results for year ended December 31, 2019 and 2018. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 10

Successfully reduced leverage while continuing to make disciplined investments for growth ▪ Reinvest in business for future growth 4.4x ▪ Strategic acquisitions 4.0x ▪ De-leverage 3.5x ▪ Return capital to shareholders 3.4x Completion of $320 million Voortman acquisition in January 2020 will increase leverage in the first half of 2020 with expectation to actively reduce to approximately 4x by the end of the year. Q1 Q2 Q3 Q4 2019 2019 2019 2019 1. Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period. 11

Meaningful Growth as Compared to Prior Year Quarter Ended Year Ended Change Change December 31, December 31, Net Revenue $216.7 $214.8 $1.9 0.9% $907.7 $850.4 $57.3 6.7% Adjusted Gross Profit $75.3 $73.8 $1.5 2.0% $310.8 $279.4 $32.5 11.6% Adjusted Gross Margin 34.8% 34.3% 39 bps 34.2% 32.9% 139 bps Adjusted EBITDA $52.4 $51.4 $1.0 2.0% $204.7 $186.2 $18.5 9.9% Adjusted EBITDA Margin 24.2% 23.9% 25 bps 22.5% 21.9% 66 bps Adjusted EPS $0.16 $0.17 ($0.01) -5.9% $0.61 $0.54 $0.07 13.0% Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted EPS are non -GAAP financial measures. Adjusted Margin is calculated as Adjusted Gross Profit divided by Net Revenue. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Net Revenue. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 12

Grow the Core Grow through Improve through Cultivate Talent Leverage Strong Innovation Agility & Efficiency & Capabilities Cash Flow Profitably drive core Accelerate Operate at lowest Focus on investing Generate strong growth by expanding growth through practical cost and in talent, insights cash flows from the Hostess franchise innovation based optimum value to and information to efficient operating and building consumer on consumer consumers create industry- model to sustain brands while and insights and leading capabilities profitable growth strengthening industry-leading to support the next objectives through customer relationships capabilities phase of growth disciplined uses of cash 13

Grow the Core Grow through Improve through Cultivate Talent Leverage Strong Innovation Agility & Efficiency & Capabilities Cash Flow ✓ Executed multi- ✓ Launch of ✓ Cloverhill ✓ Created new ✓ Generated faceted price Birthday Business hub for operating cash increase across all Cupcakes, improved marketing, flow of $144 channels Totally Nutty profitability innovation and million category ✓ Developing new and Triple ✓ Executed ✓ Improved management in tools and Chocolate transition of leverage to 3.4x Chicago with capabilities to Brownies distribution key new hires ✓ Sold In-Store improve analytics ✓ Expansion of capabilities in including new Bakery business Breakfast and Kansas ✓ Expanding Hostess CMO for $65 million Partner Program to Value Brands ✓ Achieved Investing in ✓ Refinanced Grocery channel ✓ Continued additional core ✓ new R&D debt at development of bakery savings Center favorable terms innovation ✓ Invested in pipeline ✓ Finalized manufacturing acquisition of capabilities Voortman 14

Accomplished Stated Objectives and More Q4  Finish 2019 Strong Q3 with Significant Revenue & Strong Back-to-  EBITDA Growth Q2 School Programming Q1  Expand Distribution  Complete Sale of In-  Substantially of New Products Store Bakery Improve Net Execute Pricing &  Business Leverage Launch Breakfast  Accelerate Growth Behind Improved  Continue Distribution  HQ and DC (KS), Merchandising Build of Breakfast & Commercial Office Execution Other Innovation (Chicago) relocations 15

Provides Entry Into Attractive Wafer and Sugar-Free Cookie Categories Leverages Hostess’ Model and Unlocks Meaningful Distribution Opportunity ▪ Announced conversion from direct store delivery to Hostess’ warehouse distribution model beginning April 2020 ▪ Re-engineered and road-tested new case configuration Integration ▪ IT transition underway and on-target Progressing ▪ Customer communication and alignment on-track On-Track ▪ Edgerton warehouse plan developed and ready for integration ▪ Team communication ongoing and on pace for SG&A synergy capture ▪ In-store merchandising team in place and growth plans being developed ▪ Net revenue of ~$90 million Reaffirms 2020 ▪ Mid-single digit adjusted EPS accretion Guidance ▪ First half of 2020 focus on transition with EBITDA growth accelerating in second half of 2020 16

Full-Year 2020 Guidance

Double-Digit Adjusted EBITDA and EPS Growth Expected

($ in millions, except ratio, per share data and tax rate)	2019 Actuals	2020 Guidance (including Voortman)	Impact of Voortman Acquisition
Net revenue	$907.7[1]	Organic growth ahead of SBG Category	~$90
Adjusted EBITDA	$204.7[1]	$225 - $240	~$20
Adjusted EPS	$0.61	$0.65 - $0.75	~$0.03
Leverage Ratio	3.4x	~4x	$140M debt to finance purchase
Capital Expenditures	$34.9	$50 - $60	~$20
Effective Tax Rate	17.9%	24% - 26%	

[1] In-Store Bakery net revenue and adjusted EBITDA included in the 2019 actual results were $28.7 million and $4.7 million, respectively.

Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP financial measures. The Company's leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, changes in allocation to the non-controlling interest, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in this press release for further information about the use of these measures.

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Strong Revenue Growth and EBITDA Margin Expansion Q4 Q3 Q2  Continue distribution Q1 build of new innovation  Expand distribution  Integrate Voortman  Close on purchase of for new innovation into Hostess and further build Voortman distribution model longer-term  Meaningfully reduce net Complete new R&D innovation pipeline leverage  Execute capacity and Center  productivity Drive efficiencies at investments to provide  Expand  Grow Voortman and new distribution long-term merchandising at key  expand distribution as center enhancements to retailers we capture synergies infrastructure and  Expand distribution of supply chain  Execute successful sell- newly launched in of next wave of Continue sell-in of next innovation  Launch regional multi innovation for 2021  media consumer wave of innovation for  Execute customer sell- engagement test 2021 in of Voortman market warehouse conversion 18

Objective: long-term leading performance in our peer group Organic Revenue Adjusted EBITDA Free Cash Flow Growth Margin Conversion Top Quartile of Top Quartile of Top Quartile of 1 1 Peer Group1 Peer Group Peer Group (Well ahead of the SBG Category) Delivering Industry-Leading Total Shareholder Returns 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index 19

Appendix 20

Three Months Ended December 31, 2019 Year Ended December 31, 2019 Gross Operating Net Diluted Gross Operating Net Diluted Profit Income Income EPS Profit Income Income EPS GAAP Results $ 70.8 $ 39.5 $ 23.5 $ 0.17 $ 299.8 $ 136.0 $ 77.6 $ 0.55 Non-GAAP adjustments: Foregin currency contract gain - (7.1) (7.1) (0.06) - (7.1) (7.1) (0.06) Acquisition, disposal and integration costs - 1.9 1.9 0.02 1.6 5.5 5.5 0.05 Special employee incentive compensation - - - - - 1.9 1.9 0.02 Facility transition costs 4.5 5.9 5.9 0.05 9.4 12.1 12.1 0.11 Tax Receivable Agreement Remeasurement - (1.1) (1.1) (0.01) - 0.2 - - Impairment of property and equipment, intangible assets and goodwill - 0.5 0.5 - - 2.0 2.0 0.02 Loss on debt refinancing - - 0.5 - - 1.5 2.1 0.02 Remeasurement of deferred taxes - - (0.9) (0.01) - - (4.6) (0.04) Other - - - - - - 1.2 - Tax impact of adjustments - - (0.4) - - - (3.9) (0.03) NCI allocation of adjustments - - - - - - - (0.03) Adjusted Non-GAAP results $ 75.3 $ 39.6 $ 22.8 $ 0.16 $ 310.8 $ 152.1 $ 86.8 $ 0.61 Income tax 7.3 25.4 Interest expense 9.5 39.9 Depreciation & amortization 10.7 43.4 Share-based compensation 2.1 9.2 Adjusted EBITDA $ 52.4 $ 204.7 21

Three Months Ended December 31, 2018 Year Ended December 31, 2018 Gross Operating Net Diluted Gross Operating Net Diluted Profit Income Income EPS Profit Income Income EPS GAAP Results $ 68.8 $ 30.3 $ 16.3 $ 0.12 $ 267.3 $ 121.6 $ 81.4 $ 0.61 Non-GAAP adjustments: Acquisition, disposal and integration costs 4.8 5.1 5.1 0.05 10.1 10.4 10.4 0.10 Special employee incentive compensation 0.2 1.2 1.2 0.01 2.0 3.5 3.5 0.03 Tax Receivable Agreement Remeasurement - (0.1) (0.1) - - (1.9) (14.3) (0.14) Impairment of property and equipment, intangible assets and goodwill - 3.5 3.6 0.03 - 5.0 5.0 0.05 Remeasurement of deferred taxes - - (0.4) - - - (5.4) (0.05) Other - - - - - 0.6 0.8 - Tax impact of adjustments - - (2.1) (0.02) - - (2.0) (0.02) NCI allocation of adjustments - - - (0.02) - - - (0.04) Adjusted Non-GAAP results $ 73.8 $ 40.0 $ 23.6 $ 0.17 $ 279.4 $ 139.2 $ 79.4 $ 0.54 Income tax 6.1 20.4 Interest expense 10.3 39.4 Depreciation & amortization 10.0 41.4 Share-based compensation 1.4 5.6 Adjusted EBITDA $ 51.4 $ 186.2 22